United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2023
CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Cannae Holdings, Inc. (the "Company") Annual Meeting of Shareholders was held June 21, 2023. As of April 24, 2023, the record date for the Annual Meeting, 76,486,722 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. To elect three Class III directors to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Hugh R. Harris	41,135,105	25,470,290	4,879,883
C. Malcolm Holland	54,656,939	11,948,456	4,879,883
Mark D. Linehan	56,099,784	10,505,611	4,879,883

Directors whose term of office as a director continued after the meeting are as follows:

Class I (term expires at the 2024 Annual Shareholders Meeting): William P. Foley, II, David Aung, Frank R. Martire, Richard N. Massey

Class II (term expires at the 2025 Annual Shareholders Meeting): Erika Meinhardt, Barry B. Moullet, James B. Stallings, Jr., Frank P. Willey

2. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,027,576	2,905,810	672,009	4,879,883

3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

FOR	AGAINST	ABSTAIN
70,816,646	44,231	624,401

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	June 23, 2023	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary